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Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 4, 2001 on the financial statements of Scherer Healthcare, Inc. and Subsidiaries and the related financial statement schedule, included in this Form 10-K, into Scherer Healthcare, Inc.'s previously filed Registration Statement on Form S-8, File No. 333-74877.

/s/ ARTHUR ANDERSEN LLP
Atlanta, Georgia
June 26, 2001

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  Exhibit 23
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS